UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership

On April 15, 2019, Achaogen, Inc. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 19-10844).

The Company expects to continue its operations in the ordinary course of business without interruption during the pendency of the Chapter 11 case, and pursue a structured sale of its assets pursuant to a competitive bidding and auction process. In order to maintain and continue uninterrupted ordinary course operations during the Chapter 11 case, the Company has filed a variety of “first day” motions seeking approval from the Court for various forms of customary relief. The Company’s secured lender, Silicon Valley Bank, has made a financing commitment to fund the Company’s operations through the structured sale process.

In connection with this Chapter 11 filing, the Company has engaged Cassel Salpeter & Co., LLC to serve as its independent financial advisor and manage the structured sale process, subject to approval of the Court.  It has also engaged Meru, LLC to provide restructuring advisory services and has appointed Nick Campbell of Meru, LLC as the Company’s Chief Restructuring Officer.  It has also engaged Hogan Lovells US LLP as restructuring counsel.

The Company issued a press release announcing the filing on April 15, 2019. The press release is attached hereto as Exhibit 99.1.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 11, 2019, the Company received a written notification (the “Notice Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5450(b)(2)(A), as the Company’s market capitalization has fallen below the minimum market value of listed securities requirement of $50.0 million for the last 30 consecutive business days (the “MVLS Rule”). This notice has no immediate effect on the Company’s Nasdaq listing or the trading of its common stock, although the Company expects to receive notice that the filing of the petition described above serves as a basis for delisting.

The Notice Letter states that the Company will have 180 calendar days, until October 8, 2019 (the “Compliance Period”), to regain compliance with the MVLS Rule. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company can regain compliance if the market value of the Company’s listed securities is at or above $50.0 million for a minimum of 10 consecutive business days.

If the Company does not achieve compliance with the MVLS Rule by the end of the Compliance Period, subject to an appeal process, it may be removed from the Nasdaq Global Market.  The Company is also entitled to seek to transfer the listing of its securities to the Nasdaq Capital Market, to the extent the Company’s securities are eligible for listing on the Nasdaq Capital Market.

Item 8.01. Other Events

During the pendency of its Chapter 11 case, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K under Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company intends to follow the procedures outlined in Exchange Act Release No. 9660 (June 30, 1972), the Securities and Exchange Commission’s (the “Commission”) Staff Legal Bulletin No. 2 (April 15, 1997) and the Commission’s related no-action correspondence.  Accordingly, the Company will file with the Commission, under cover of current reports on Form 8-K, copies of the monthly financial reports required to be filed with the Court pursuant to Bankruptcy Rule 2015, as well as other material information concerning developments in its bankruptcy proceedings. The Company will continue to comply with all other requirements of the Exchange Act, including Regulation 14A regarding the solicitation of proxies.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 case will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s

Chapter 11 case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 case and structured sale process is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/achaogen. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s product during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by Achaogen that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Commission (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and other filings with the Commission), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this Current Report on Form 8-K and Exhibit 99.1. The forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 are qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: April 15, 2019	By:	/s/ Gary Loeb
Gary Loeb
General Counsel